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                                                                    Exhibit 23.4

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 12, 1999, on the financial statements of Star System, Inc. for the year ended December 31, 1998 incorporated by reference in Concord EFS, Inc.'s Registration Statement (Form S-4, No. 333-00000) and related Proxy Statement and Prospectus.



/s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona
January 17, 2002